EXHIBIT 7 (A)

                        LIMITED DURABLE POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that I, RENE BROWN, hereby appoint my father, IRA B. BROWN, as my attorney-in-fact (herein my "Agent") to act on my behalf and to represent me in connection with certain of my business affairs, and to concur with persons jointly interested with myself therein in the doing or executing of all or any of the following acts, deeds, and things, in my place and stead:

     1. To conduct banking transactions with respect to my funds as set forth in section 2 of P.L. 1991, c. 95 (N.J.S. 46:2B-8 et seq.), or any analogous successor to that statute or any similar legislation in any other jurisdiction;

     2. To pay my bills and make disbursements from my assets;

     3. To engage and dismiss agents, counsel and employees, and to appoint and remove at pleasure any substitute for, or agent of my Agent, with respect to all or any of the matters or things herein mentioned and upon such terms as my Agent shall deem advisable;

     4. To make, execute and verify any and all tax returns, forms or applications, or papers necessary or desirable for obtaining certificates or papers issued by any government agency;

     5. To make gifts on one or more occasions to one or more charitable organizations and individuals who are determined by my Agent to be the natural objects of my bounty, provided, however, that in no event shall the total gifts to any one individual in any one calendar year exceed the federal gift tax annual exclusion in effect at the time of such gift;

     6. To make, execute, seal and deliver any and all papers and instruments essential, necessary, proper or incidental to the carrying out of any and all of the above-mentioned acts, powers and purposes.

     By this document, I hereby grant to my Agent full power and authority to do and perform all and every act and thing whatsoever necessary to be done in respect of the foregoing, within the scope of the guidelines set forth above, as fully as I might or could do if I were personally present, and I hereby ratify and confirm all that my Agent shall lawfully do or cause to be done by virtue of this limited power of attorney.

     This limited power of attorney shall not be affected by my disability or mental or physical incapacity. Also, this limited power of attorney shall not be diminished or revoked by the mere passage of time.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the 6th day of November, 1996.

WITNESS:

          [SPECIMEN]
------------------------------------


WITNESS:

/S/ BARBARA A. FAVATE                            /S/ RENE BROWN
-----------------------------------            --------------------------------
                                               RENE BROWN

STATE OF NEW JERSEY)
                   )ss.
COUNTY OF ESSEX    )

     BE IT REMEMBERED that on this 6th day of November, 1996, before me, a Notary Public, personally appeared RENE BROWN, who, I am satisfied, is the principal in the within instrument named, and I having first made known to her the contents thereof, she acknowledged that she signed, sealed and delivered the same as her voluntary act and deed for the uses and purposes therein expressed.

                                                  /S/ JULIA A. MARTINO
                                                ---------------------------
                                                       Notary Public

                                                     JULIA A. MARTINO
                                              A Notary Public of New Jersey
                                           My Commission Expires April 20, 1997

                        LIMITED DURABLE POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that I, RENE BROWN, hereby appoint my mother, MYRA BROWN, as my attorney-in-fact (herein my "Agent") to act on my behalf and to represent me in connection with certain of my business affairs, and to concur with persons jointly interested with myself therein in the doing or executing of all or any of the following acts, deeds, and things, in my place and stead:

     1. To conduct banking transactions with respect to my funds as set forth in section 2 of P.L. 1991, c. 95 (N.J.S. 46:2B-8 et seq.), or any analogous successor to that statute or any similar legislation in any other jurisdiction;

     2. To pay my bills and make disbursements from my assets;

     3. To engage and dismiss agents, counsel and employees, and to appoint and remove at pleasure any substitute for, or agent of my Agent, with respect to all or any of the matters or things herein mentioned and upon such terms as my Agent shall deem advisable;

     4. To make, execute and verify any and all tax returns, forms or applications, or papers necessary or desirable for obtaining certificates or papers issued by any government agency;

     5. To make gifts on one or more occasions to one or more charitable organizations and individuals who are determined by my Agent to be the natural objects of my bounty, provided, however, that in no event shall the total gifts to any one individual in any one calendar year exceed the federal gift tax annual exclusion in effect at the time of such gift;

     6. To make, execute, seal and deliver any and all papers and instruments essential, necessary, proper or incidental to the carrying out of any and all of the above-mentioned acts, powers and purposes.

     By this document, I hereby grant to my Agent full power and authority to do and perform all and every act and thing whatsoever necessary to be done in respect of the foregoing, within the scope of the guidelines set forth above, as fully as I might or could do if I were personally present, and I hereby ratify and confirm all that my Agent shall lawfully do or cause to be done by virtue of this limited power of attorney.

     This limited power of attorney shall not be affected by my disability or mental or physical incapacity. Also, this limited power of attorney shall not be diminished or revoked by the mere passage of time.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the 6th day of November, 1996.

WITNESS:

       [SPECIMEN]
-----------------------------

WITNESS:

/S/ BARBARA A. FAVATE                         /S/ RENE BROWN
-----------------------------               -----------------------------
                                            RENE BROWN

STATE OF NEW JERSEY)
                   )ss.
COUNTY OF ESSEX    )

     BE IT REMEMBERED that on this 6th day of November, 1996, before me, a Notary Public, personally appeared RENE BROWN, who, I am satisfied, is the principal in the within instrument named, and I having first made known to her the contents thereof, she acknowledged that she signed, sealed and delivered the same as her voluntary act and deed for the uses and purposes therein expressed.

                                                 /S/ JULIA A. MARTINO
                                               ----------------------------
                                                       Notary Public

                                                     JULIA A. MARTINO
                                              A Notary Public of New Jersey
                                           My Commission Expires April 20, 1997

                                                                November 6, 1996

TO WHOM IT MAY CONCERN:

     The undersigned, Rene Brown, does hereby revoke the Power-of-Attorney dated July 12, 1988, executed by me.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the 6th day of November, 1996.

WITNESS:

           [SPECIMEN]
----------------------------------

WITNESS:

/S/ BARBARA A. FAVATE                            /S/ RENE BROWN
----------------------------------             --------------------------------
                                               RENE BROWN

STATE OF NEW JERSEY)
                   )ss.
COUNTY OF ESSEX    )

     BE IT REMEMBERED that on this 6th day of November, 1996, before me, a Notary Public, personally appeared RENE BROWN, who, I am satisfied, is the principal in the within instrument named, and I having first made known to her the contents thereof, she acknowledged that she signed, sealed and delivered the same as her voluntary act and deed for the uses and purposes therein expressed.

                                                 /S/ JULIA A. MARTINO
                                                ---------------------------
                                                       Notary Public

                                                     JULIA A. MARTINO
                                              A Notary Public of New Jersey
                                           My Commission Expires April 20, 1997